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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 31, 2006

                         INTERVEST MORTGAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          New York                                              13-3415815
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


   One Rockefeller Plaza, Suite 400 New York, New York          10020-2002
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         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number Including Area Code: (212) 218-2800
                                                          --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02(b) DEPARTURE OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT
OF  PRINCIPAL  OFFICERS

In connection with his retirement, Mr. Lawrence G. Bergman submitted his resignation, effective as of May 31, 2006, as an officer and director of Intervest Mortgage Corporation. Mr. Bergman had served as an officer and director since the Company's formation in 1987.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           INTERVEST MORTGAGE CORPORATION

Date: June 1, 2006                         By: /s/  Lowell S. Dansker
                                               ----------------------
                                               LOWELL S. DANSKER, PRESIDENT
                                               (Principal Executive and
                                               Financial Officer)